---------
                               The BlackRock
                                   ---------

                               Investment Quality
                               Term Trust Inc.

                               =================================================

                               Annual Report
                               December 31, 1998

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1999

Dear Shareholders:

      Over the past twelve months, U.S. Treasury securities have experienced a strong rally, as investors sought a safe haven from global market turmoil and the Federal Reserve continued to cut interest rates. Other segments of the fixed income market have lagged behind Treasuries, but still produced generally positive returns since our last report. We anticipate that the Federal Reserve will remain prepared to combat any signs of a credit crunch through interest rate cuts, and given the unstable economic situation in Brazil, the Fed likely will retain an easing bias.

      Despite previous worries of a second half slowdown in 1998, the U.S. economy continues to expand rapidly, supported by strong consumer spending. This momentum, however, may not continue as briskly into the new year, based on weaker corporate profits and a loosening of the labor markets. Already, major corporations have warned of slower profit growth and announced major layoffs.

      This report contains detailed market and portfolio strategy by your Trust's managers in addition to the Trust's audited financial statements and a detailed list of the portfolio's holdings. We thank you for your continued investment in the Trust and look forward to serving your investment needs in the future.

Sincerely,


/s/ Laurence D. Fink                    /s/ Ralph L. Schlosstein

Laurence D. Fink                        Ralph L. Schlosstein
Chairman                                President

                                                                January 31, 1999

Dear Shareholder:

      We are pleased to present the annual report for The BlackRock Investment Quality Term Trust Inc. ("the Trust") for the year ended December 31, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BQT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 2004 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at time of purchase or be issued or guaranteed by the U.S. Government or its agencies.

      The table below summarizes the performance of the Trust's stock price and NAV (the market value of its assets per share) over the period:

                        --------------------------------------------------------
                         12/31/98   12/31/97      Change       High       Low
--------------------------------------------------------------------------------
Stock Price               $8.8125     $8.375       5.22%      $9.000     $8.375
--------------------------------------------------------------------------------
Net Asset Value (NAV)     $9.56       $9.43        1.38%      $9.98      $9.43
--------------------------------------------------------------------------------
10-Year Treasury Note      4.65%       5.74%     (18.99%)      5.812%     4.612%
--------------------------------------------------------------------------------

The Fixed Income Markets

      The first half of the Trust's fiscal year saw Treasury yields decline towards historic lows. These lows were the result of budget surplus projections as well as the Federal Reserve's decision to move from a tightening bias to a neutral interest rate policy. The positive economic momentum throughout the first half of the fiscal year was strengthened by unseasonably warm weather that led to increased consumer spending and job gains, which softened the negative impact on trade from the Asian financial crisis.

The second half of the Trust's fiscal year witnessed virtually unparalleled market turbulence. Although consumers continued their spending domestically, demand for U.S. goods abroad faltered, as the strong dollar and overseas weakness, especially in Asia, drove prices for U.S. goods higher relative to foreign goods.

      Toward year-end, U.S. GDP growth rebounded; however, the instability in global financial markets began to rattle investor confidence. The devaluation of the Russian ruble and the fear of a possible devaluation of the Brazilian currency caused a flight-to-quality to U.S. Treasuries. Corporate yield spreads across all credits to Treasuries widened dramatically as a result of the sell-off. This dramatic shift of investor sentiment culminated in the near collapse of a prominent hedge fund.

      The Treasury market rally pushed Treasury yields to historic levels below the 5% barrier. In response to the financial fragility in the third quarter of 1998, the Fed eased interest rates on September 29, 1998 by 25bps and again on October 15, in an unusual between-meetings move. On November 17, the Fed eased interest rates again by 25bps.

      These rate cuts seem to have had their desired effect on the US economy--which finished the year with a 3.5% growth rate. Growth in 1999, however, may decrease significantly and further easing of interest rates by the Federal Reserve is possible as the Western economies will need to provide support for the global economy. With economic growth and labor markets expected to soften during the first half of 1999, we expect inflation to remain under control.

      The global instability which resulted in a flight-to-quality to US Treasuries caused mortgages to severely underperform Treasuries. However, as these markets have regained some stability, investors have begun to regain confidence in the international markets. Consequently, we believe that current spreads in the corporate, and mortgage markets will provide the basis for outperforming Treasuries.

The Trust's Portfolio and Investment Strategy

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1997 asset composition.

---------------------------------------------------------------------------------------------
                The BlackRock Investment Quality Term Trust Inc.
---------------------------------------------------------------------------------------------
Composition                                           December 31, 1998     December 31, 1997
---------------------------------------------------------------------------------------------
Corporate Bonds                                               29%                   30%
---------------------------------------------------------------------------------------------
Mortgage Pass-Throughs                                        19%                    9%
---------------------------------------------------------------------------------------------
U.S. Government Securities                                     8%                   11%
---------------------------------------------------------------------------------------------
Agency Multiple Class Mortgage Pass-Throughs                   8%                   12%
---------------------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                          7%                    7%
---------------------------------------------------------------------------------------------
Money Market Instruments                                       6%                    5%
---------------------------------------------------------------------------------------------
Interest-Only Mortgage-Backed Securities                       6%                    4%
---------------------------------------------------------------------------------------------
Municipal Bonds                                                5%                    5%
---------------------------------------------------------------------------------------------
Interest-Only Commercial Mortgage-Backed Securities            5%                   --
---------------------------------------------------------------------------------------------
Inverse Floating Rate Mortgages                                3%                    4%
---------------------------------------------------------------------------------------------
Asset-Backed Securities                                        2%                    3%
---------------------------------------------------------------------------------------------
Principal-Only Mortgage-Backed Securities                      2%                    3%
---------------------------------------------------------------------------------------------
FHA Project Loans                                             --                     7%
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                             Rating % of Corporates
                                                ---------------------------------------------
Credit Rating                                         December 31, 1998     December 31, 1997
---------------------------------------------------------------------------------------------
AA or equivalent                                              --                     1%
---------------------------------------------------------------------------------------------
A or equivalent                                               48%                   45%
---------------------------------------------------------------------------------------------
BBB or equivalent                                             46%                   47%
---------------------------------------------------------------------------------------------
BB or equivalent                                               6%                    7%
---------------------------------------------------------------------------------------------

      In accordance with the Trust's primary investment objective of returning the initial offer price upon maturity, the Trust's portfolio management activity focused on adding securities which offered both attractive yield spreads over Treasury securities and a maturity date matching the Trust's termination date of December 31, 2004. Additionally, the Trust has been active in reducing positions in bonds which have maturity dates or potential cash flows after the Trust's termination date.

      We appreciate your investment in The BlackRock Investment Quality Term Trust Inc. and look forward to managing the fund to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that weren't answered in this report. You can also reach us via e-mail at closedend_funds@blackrock.com

Sincerely,


/s/ Robert S. Kapito                        /s/ Michael P. Lustig

Robert S. Kapito                            Michael P. Lustig
Vice Chairman and Portfolio Manager         Director and Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
                The BlackRock Investment Quality Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                              BQT
--------------------------------------------------------------------------------
Initial Offering Date:                                       April 21, 1992
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/98:                          $  8.8125
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/98:                              $    9.56
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/98 ($8.8125)(1):         6.24%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share(2):                   $0.045833
--------------------------------------------------------------------------------
Current Annualized Distribution per Share(2):                $    0.55
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2)   The distribution is not constant and is subject to change.

------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Portfolio of Investments
December 31, 1998
------------------------------------------------

================================================================================================================
           Principal
  Rating*   Amount                                                                                      Value
(Unaudited)  (000)             Description                                                            (Note 1)
----------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--138.2%
                        Mortgage Pass-Throughs--29.7%
                        Federal Home Loan Mortgage Corp.,
           $14,765         6.50%, 12/18/20 - 9/01/28....................................            $ 14,871,581
             8,500         7.00% (TBA)..................................................               8,664,688
                        Federal Housing Administration,
             2,090         Colonial, Series 37,
                           7.40%, 12/01/22..............................................               2,182,704
             6,227         GMAC, Series 54,
                           7.43%, 2/01/21...............................................               6,423,756
             1,248         Middlesex, 8.625%, 9/01/34...................................               1,326,601
             2,848         Tuttle Grove, 7.25%, 10/01/35................................               2,954,762
                           USGI,
             1,622         Series 99, 7.43%, 10/01/23...................................               1,685,434
             8,053         Series 885, 7.43%, 3/01/22...................................               8,422,518
             4,183         Series 2081, 7.43%, 5/01/23..................................               4,259,872
                        Federal National Mortgage Association,
            35,000         6.50%, 12/01/99 (TBA)........................................              35,229,688
             9,456++       6.35%, 1/01/04, 10 year,
                           Multi-family ................................................               9,494,545
             2,000++       7.625%, 1/25/11
                           Trust 1996-M5, Class A2,.....................................               2,060,000
             2,785+        8.26%, 2/01/04, 10 year,
                           Multi-family ................................................               2,935,735
             2,317+        8.78%, 4/01/04, 10 year,
                           Multi-family ................................................               2,365,209
             1,550++       8.89%, 4/01/04, 10 year,
                           Multi-family ................................................               1,581,897
                                                                                                    ------------
                                                                                                     104,458,990
                                                                                                    ------------
                        Multiple Class Mortgage
                        Pass-Throughs--15.2%
AAA          2,912      CWMBS Incorporated, Mortgage
                           Certificate Series 1994-D, Class A-7,
                           3/25/24 (I)..................................................               2,912,029
                        Federal Home Loan Mortgage Corp.,
                        Multiclass Mortgage Participation
                           Certificates,
            16,947++    Series 1353, Class 1353-S,
                           8/15/07(ARM).................................................               1,841,760
               147+     Series 1523, Class 1523-A,
                           6/15/22......................................................                 146,986
             4,000++    Series 1587, Class 1587-KA,
                            7/15/08.....................................................               4,004,400
                83      Series 1607, Class 1607-M,
                           4/15/13......................................................                  81,962
             2,119++    Series 1634, Class 1634-SG,
                           12/15/22 (ARM)...............................................               2,093,039
            34,230      Series 1644, Class 1644-HD,
                           12/15/23 (I).................................................               1,630,712
               237      Series 1650, Class 1650-LC,
                           2/15/22......................................................                 238,097
             1,268++    Series 1655, Class 1655-SB,
                           12/15/08.....................................................               1,241,340
             1,926++    Series 1667, Class 1667-C,
                           1/15/09......................................................               1,915,158
            10,470      Series 1998-8, Class 1998-PM,
                           6/18/19 (I)..................................................                 936,436
            14,577      Series 2055, Class 2055-C,
                           12/15/09 (I).................................................               2,717,252
                        Federal National Mortgage Association,
                        REMIC Pass-Through Certificates,
             1,966+     Trust 269, Class 269-1, 9/25/25.................................               2,068,769
             1,646++    Trust 1992-155, Class 155-SB,
                           9/25/25 (ARM)................................................               1,786,898
             1,490      Trust 1993-22, Class 22-PT,
                           10/25/18 (I).................................................                 156,237
             1,500      Trust 1993-143, Class 143-SC,
                            8/25/23 (ARM)...............................................               1,499,295
               374      Trust 1993-179, Class 179-SA,
                           10/25/23 (ARM)...............................................                 366,335
             1,932      Trust 1993-192, Class 192-S,
                           4/25/07 (ARM)................................................               1,805,693
             2,518      Trust 1993-212, Class 212-SB,
                           11/25/08 (ARM)...............................................               2,341,813
             2,735+     Trust 1993-225, Class 225-FK,
                           12/25/23 (ARM)...............................................               2,714,868
               657      Trust 1993-228, Class 228-B,
                           3/25/23 (P)..................................................                 609,713
             9,600      Trust 1993-109, Class 109-QC,
                           7/25/07 (I)..................................................               1,236,000
               265      Trust 1994-17, Class 17-SA,
                           1/25/09 (ARM)................................................                 266,257
             1,777      Trust 1994-27, Class 27-WC,
                           3/25/20 (I)..................................................                 200,764
               498      Trust 1994-36, Class 36-L,
                           1/25/23......................................................                 499,623
             7,000      Trust 1996-20, Class 20-SB,
                           10/25/08 (ARM)...............................................               1,646,094
             1,803      Trust 1997-52, Class 52-39,
                           4/25/04 (I)..................................................                 313,303
             1,535      Trust 1997-30, Class 30-S,
                           4/25/22 (I)..................................................                 272,516
             2,108      Trust 1997-28, Class 28-PH,
                           3/18/22 (I)..................................................                  97,483
               616      Trust 1997-32, Class 32-ML,
                           2/25/27 (P)..................................................                 597,665
             1,961      Trust 1998-12, Class 12-PL,
                           7/18/19 (I)..................................................                 224,895
            30,205      Trust 1998-37, Class 37-L
                           4/25/28 (I)..................................................               3,124,301
AAA          1,857      GE Capital Mortgage Services Inc.,
                        Series 1997-2, Class 2A,
                           3/25/12 (I)..................................................                 218,164
AAA          5,000      New York City Mortgage Loan Trust,
                        Series 1996, Class A-2,
                           6/25/11**....................................................               5,271,875

                       See Notes to Financial Statements.

================================================================================================================
           Principal
  Rating*   Amount                                                                                      Value
(Unaudited)  (000)             Description                                                            (Note 1)
----------------------------------------------------------------------------------------------------------------
                        Multiple Class Mortgage
                        Pass-Throughs--(cont'd)
                        Residential Funding
                           Mortgage Secs I,
AAA        $ 6,035         Series 1993-S15, Class A-16,
                           4/25/08 (ARM)................................................            $  6,095,943
AAA            623         Series 1993-S15, Class A-17,
                           4/25/08 (ARM)................................................                 623,993
                                                                                                    ------------
                                                                                                      53,797,668
                                                                                                    ------------
                        Commercial Mortgage-Backed
                        Securities--16.9%
AAA          2,000      AETNA,
                           Series 1995-C5, Class B,
                           6.74%, 12/26/30..............................................               2,059,735
AAA          3,500      GMAC Commercial Mortgage
                           Securities Inc.,
                           Mortgage Certificate,
                           6.42%, 8/15/08...............................................               3,637,280
AAA         40,300      Credit Suisse First Boston Mortgage
                           Corp., Trust 1997-C1, Class AX,
                           6/20/29 (I/O)**..............................................               4,007,349
A+           5,000      Credit Suisse First Boston Mortgage
                           Securities Corp.,
                           Series 1995-AEW 1, Class C,
                            7.46%, 11/25/27.............................................               5,028,125
A            6,485      FDIC REMIC Trust,
                           Series 1994-C-1, Class 11-F,
                           8.70%, 9/25/25...............................................               6,757,258
A            1,000      Kidder Peabody Acceptance Corp.,
                           Series 1994-C3, Class C,
                           8.80%, 4/01/07...............................................               1,095,991
                        LTC Commercial Mortgage
                           Pass-Through Certificates,**
A+           2,000         Series 1994-1, Class 1-D,
                           10.00%, 6/15/26..............................................               2,050,913
AAA          2,830         Series 1996-1, Class 1-A,
                           7.06%, 4/15/28...............................................               2,901,008
                        Merrill Lynch Mortgage
                           Investors, Inc., Mortgage
                           Pass-Through Certificates,
AAA         38,322         Series 96-C2, Class IO,
                           11/21/28 (I/O)...............................................               2,916,064
AAA         72,189         Series 97-C2, Class A1,
                           12/10/29 (I/O)...............................................               5,284,249
AAA         48,442         Series 98-C2, Class I0,
                           2/15/30 (I/O)................................................               3,944,267
                        Morgan Stanley Inc. Capital 1,
AAA         82,267         Series 1998, Class X,
                           2/15/18 (I/O)................................................               5,189,673
AAA            182         Series 1997, Class A1,
                           6.86%, 5/15/06**.............................................                 189,735
AAA             39         Series 1997, Class X,
                           6/15/17, (I/O)**.............................................                   3,505
BBB+         2,600      Nomura Asset Capital Corp.,
                           Series 1993-M1, Class A3,
                           7.64%, 11/25/03**............................................               2,618,126
AA           1,801      Salomon Brothers Mortgage Securities,
                           Class 97-TZH,
                           7.15%, 3/25/25**.............................................               1,863,887
                        Structured Asset Securities
                           Corp., Mortgage Certificates,
A+           3,865         Series 1996, Class D,
                           7.03%, 2/25/28...............................................               3,924,093
BBB          5,970         Series 1996, Class E,
                           7.75%, 2/25/28...............................................               5,798,388
                                                                                                    ------------
                                                                                                      59,269,646
                                                                                                    ------------
                        Corporate Bonds--40.5%
                        Finance & Banking--12.9%
A3           2,450      Amsouth Bancorp.,
                           6.75%, 11/01/25..............................................               2,525,490
A2           3,000      Den Danske Bank,
                           7.25%, 6/15/05**.............................................               3,196,639
A            1,300      Equitable Life of America,
                           6.95%, 12/01/05**............................................               1,363,967
A2           5,000@     Farmers Insurance,
                           8.50%, 8/01/04**.............................................               5,534,647
A-           4,800++    First National Bank of Boston,
                           8.00%, 9/15/04...............................................               5,195,664
A-           5,000      Fleet Financial Group,
                           8.125%, 7/01/04..............................................               5,526,400
A-           4,850      Goldman Sachs Group,
                           6.25%, 2/01/03**.............................................               4,857,636
A            3,500      Lehman Brothers Holdings Inc.,
                           6.75%, 9/24/01...............................................               3,530,183
BB+          3,500      Macsaver Financial Services Inc.,
                           7.875%, 8/01/03..............................................               2,765,000
A+           1,000      Metropolitan Life Insurance Co.,
                           6.30%, 11/01/03**............................................               1,014,624
                        PaineWebber Group, Inc.,
BBB+           500         6.90%, 2/09/04...............................................                 505,719
BBB+         2,000         8.875%, 3/15/05..............................................               2,246,200
A            3,100      Reliaster Financial Corp.,
                           6.625%, 9/15/03..............................................               3,163,271
A            2,000      Salomon Smith Barney, Inc.,
                           6.75%, 1/15/06...............................................               2,078,140
BBB-         2,000      TPSA Finance BV,
                           7.125%, 12/10/03**...........................................               1,977,693
                                                                                                    ------------
                                                                                                      45,481,273
                                                                                                    ------------
                        Industrials--10.6%
A2             400      American Airlines, Inc.,
                           10.44%, 3/04/07..............................................                 503,684
BBB-         3,600      Anixter Inc.,
                           8.00%, 9/15/03...............................................               3,646,029
BBB          2,000      Conagra, Inc.,
                           7.40%, 9/15/04...............................................               2,123,179
A            5,500++    Ford Motor Credit Co.,
                           7.50%, 6/15/04...............................................               5,964,640
BB-          5,000      Lukens, Inc.,
                           7.625%, 8/01/04..............................................               5,111,050
BBB+         5,000      Newmont Mining Corp.,
                           8.00%, 12/01/04..............................................               5,466,600
BBB-         3,000      News America Holdings, Inc.,
                           8.50%, 2/15/05...............................................               3,347,220

                       See notes to Financial Statements.

================================================================================================================
           Principal
  Rating*   Amount                                                                                      Value
(Unaudited)  (000)             Description                                                            (Note 1)
----------------------------------------------------------------------------------------------------------------
                        Industrials (cont'd)
BBB        $ 5,000++    Pulte Corp.,
                           8.375%, 8/15/04..............................................            $  5,470,150
A+           2,000      Ralcorp Holdings, Inc.,
                           8.75%, 9/15/04...............................................               2,296,260
BBB-         3,000      TCI-Communications, Inc.,
                           8.25%, 1/15/03...............................................               3,285,000
                                                                                                    ------------
                                                                                                      37,213,812
                                                                                                    ------------
                        Utilities--7.7%
                        360 Communications Co.,
A            2,000         7.125%, 3/01/03..............................................               2,115,520
A            2,000         7.50%, 3/01/06...............................................               2,207,420
BBB-         5,000      Gulf States Utilities Co.,
                           8.25%, 4/01/04...............................................               5,520,700
BBB-         5,400++    Niagara Mohawk Power Corp.,
                           7.375%, 8/01/03..............................................               5,715,414
BBB-         5,000      NRG Energy, Inc,
                           7.625%, 2/01/06**............................................               5,154,998
BBB-         2,000      Ohio Edison,
                           8.625%, 9/15/03..............................................               2,223,825
BBB-         5,000++    Telekom Malaysia Berhad,
                           7.125%, 8/01/05**............................................               4,074,300
                                                                                                    ------------
                                                                                                      27,012,177
                                                                                                    ------------
                        Yankee--9.3%
A-           6,000      Banamex Remittance Master Trust,
                           Series 1996, 7.57%, 1/01/01**................................               5,983,125
BBB+         2,000      Canadian Pacific Ltd.,
                           6.875%, 4/15/03..............................................               2,038,342
A3           2,000      Corporacion Andina De Fomento,
                           7.10%, 2/01/03...............................................               1,940,380
BBB-         5,000      Empresa Electric Guacolda SA,
                           7.95%, 4/30/03**.............................................               4,588,373
A-           3,500++    Israel Electric Corp. Ltd.,
                           7.25%, 12/15/06**............................................               3,520,755
A+           5,000++    Quebec Province,
                           8.625%, 1/19/05..............................................               5,758,950
BBB-         3,000      Telefonica De Argentina S A,
                           11.875%, 11/01/04............................................               3,150,000
                        Xtra, Inc.,
BBB+         2,000         6.50%, 1/15/04...............................................               2,009,080
BBB+         2,500         7.22%, 7/31/04...............................................               2,588,350
BBB          1,223      YPF Sociedad Anonima,
                           7.50%, 10/26/02..............................................               1,224,930
                                                                                                    ------------
                                                                                                      32,802,285
                                                                                                    ------------
                        Total Corporate Bonds...........................................             142,509,547
                                                                                                    ------------
                        Asset-Backed Securities--3.0%
AAA          2,756      Global Rated Eligible Asset Trust,
                           Series 1998-A, Class A-1,
                           7.33%, 9/15/07**/@@..........................................               1,913,123
                        Structured Mortgage Asset Residential
                           Trust,**/@@
N/R          4,106         Series 1997-2, Class E,
                              8.24%, 3/15/06............................................               2,483,922
N/R          4,497         Series 1997-3, Class E,
                              8.57%, 4/15/06............................................               2,487,977
A            4,000      Student Loan Marketing Associates,
                           Series 1995-1, Class B,
                              6.22%, 10/25/09...........................................               3,812,500
                                                                                                    ------------
                                                                                                      10,697,522
                                                                                                    ------------
                        Stripped Mortgage-Backed Securities--6.9%
           $   423      Federal Home Loan Mortgage Corp.,
                           Series 1243, Class 1243-N,
                              8/15/06 (P/O).............................................                 388,103
            14,610         Series 1506, Class 1506-SA,
                              1/15/05 (I/O).............................................                 169,481
             2,519         Series 1751, Class 1751-PL,
                              10/15/23 (I/O)............................................                 297,282
               408         Series 1862, Class 1862-DA,
                              12/15/22 (P/O)............................................                 381,194
               476         Series 1862, Class 1862-DB,
                              12/15/22 (P/O)............................................                 444,727
             4,448         Series 1917, Class 1917-AS,
                              5/15/08 (I/O).............................................                 981,581
             4,263+        Series 1946, Class 1946-N,
                              10/15/08 (I/O)............................................               3,801,092
             4,263         Series 1946, Class 1946-SN,
                              10/15/08 (I/O)............................................                 342,351
            37,083         Series 1954, Class 1954-BB,
                              4/15/21 (I/O).............................................                 423,118
            15,844         Series 1954, Class 1954-LL,
                              5/15/21 (I/O).............................................                 185,378
            15,844         Series 1954, Class 1954-LM,
                              5/15/21 (I/O).............................................                 188,547
             4,037+        Series 2009, Class 2009-JH,
                              11/15/21 (I/O)............................................               3,894,786
            11,257         Series G-25, Class 25-S,
                              8/25/06 (I/O).............................................                 346,491
                        Federal National Mortgage Association,
               783+        Trust 1993-147, Class 147-H,
                              8/25/23 (P/O).............................................                 741,568
             2,614         Trust 1994-42, Class 42-SO,
                              3/25/23 (I/O).............................................                 394,674
             4,128         Trust 1996-24, Class 24-SE,
                              3/25/09 (I/O).............................................                 948,728
             9,857         Trust 1996-24, Class 24-SL,
                              8/25/23 (I/O).............................................               1,675,714
             2,920+        Trust 1996-32, Class 32-E,
                              10/25/08 (P/O)............................................               2,735,556
            48,755         Trust 1996-54, Class 54-SH,
                              8/25/23 (I/O).............................................                 868,808
            31,276         Trust 1996-54, Class 54-SL,
                              8/25/23 (I/O).............................................                  50,730
            15,402         Trust 1997-44, Class 44-SC,
                              6/25/08 (I/O).............................................                 907,766
             6,250         Trust 1997-50, Class HK,
                              8/25/27 (I/O).............................................               1,928,189
            15,220         Trust 1998-27, Class 27-PI
                              12/18/20 (I/O)............................................               2,098,106
                                                                                                    ------------
                                                                                                      24,193,970
                                                                                                    ------------
                        U.S. Government Securities--10.3%
                        Small Business Administration,
                           Participation Certificate,
             1,239         Series 1996-20-F,
                              7.55%, 6/01/16............................................               1,341,423
             1,800         Series 1996-20-G,
                              7.70%, 7/01/16............................................               1,955,134
             4,556         Series 1996-20-K, 6.95%,
                              11/01/16..................................................               4,802,828
             1,875         Series 1998-10-A, 6.12%,
                              2/01/08...................................................               1,906,198
            25,000++    United States Treasury Bonds,
                              5.50%, 8/15/28............................................              26,168,000
                                                                                                    ------------
                                                                                                      36,173,583
                                                                                                    ------------

                       See notes to Financial Statements.

================================================================================================================
           Principal
  Rating*   Amount                                                                                      Value
(Unaudited)  (000)             Description                                                            (Note 1)
----------------------------------------------------------------------------------------------------------------
                        Taxable Zero Coupon Bonds--8.2%
AAA        $40,000      Vanguard Prime Money Market Strip,
                           12/31/04.....................................................           $  28,972,000
                                                                                                   -------------
                        Taxable Municipal Bonds--7.0%
AAA          3,945      California Housing Finance Agency Rev.,
                           6.69%, 8/01/03...............................................               4,011,039
AA-          2,000      Fresno California Pension Obligation,
                           7.15%, 6/01/04...............................................               2,143,040
AAA          4,000      Los Angeles County California Pension
                           Obligation,
                           6.77%, 6/30/05...............................................               4,246,480
AAA          7,000      New Jersey Economic Development
                           Authority,
                           Zero Coupon, 2/15/04.........................................               5,337,290
A-           5,000      New York City G.O.,
                           7.50%, 4/15/04...............................................               5,369,950
BBB          1,000      New York State Environmental Facilities
                           Corp., Service Contract Revenue,
                           6.95%, 9/15/04...............................................               1,053,710
AAA          2,250      San Francisco California City & Cnty.
                           Arpts. Commission, International
                           Airport, 6.55%, 5/01/04......................................               2,349,383
                                                                                                   -------------
                                                                                                      24,510,892
                                                                                                   -------------

          Notional
           Amount
           (000)
          --------
                        Call Option Purchased--0.5%,
           $50,000      Interest Rate Swap,
                           5.60% over 3 months LIBOR,
                           expires 8/07/00
                           (cost $687,500)..............................................               1,702,005
                                                                                                   -------------
                        Total long-term investments
                           (cost $480,297,878)..........................................             486,285,823
                                                                                                   -------------

          Principal
           Amount
            (000)
          ---------
                        SHORT TERM INVESTMENTS--3.5%
                        Discount Note--2.4%
           $ 8,520      Federal Home Loan Bank,
                           4.68%, 1/04/99
                           (cost $8,515,929)............................................               8,515,929
                                                                                                   -------------
                        Repurchase Agreement--1.1%
             3,941      Goldman, Sachs & Co. 4.60%,
                           dated 12/31/98, due 1/4/99 in the amount of
                           $3,943,014 (cost $3,941,000) collateralized by
                           $3,941,000 Federal Home Loan Mortgage Corporation,
                           4.50% due 3/15/07 value including accrued
                           interest $3,980,279..........................................               3,941,000
                                                                                                   -------------
                        Total short-term Investments
                           (cost $12,456,929)...........................................              12,456,929
                                                                                                   -------------
                        Total investments before outstanding
                           call options written and investment
                           sold short--141.7%
                           (cost $492,754,807)..........................................           $ 498,742,752
                                                                                                   -------------
                        CALL OPTIONS WRITTEN--(0.5%)
           $80,000      Interest Rate Swap,
                           5.50% over 3 month LIBOR,
                           expires 8/10/99
                           (premium received  $490,000).................................              (1,776,320)
                                                                                                   -------------

          Principal
           Amount
            (000)
          ---------
                        INVESTMENT SOLD SHORT--(18.9%)
           $65,000      United States Treasury Bonds,
                           5.25%, 11/15/28
                           (proceeds $65,711,718).......................................             (66,543,750)
                                                                                                   -------------
                        Total investments, net of outstanding
                           call options written and investment
                           sold short--122.3%
                           (cost $426,553,089)..........................................             430,422,682
                        Liabilities in excess of
                           other assets--(22.3%).........................................            (78,451,824)
                                                                                                   -------------
                        NET ASSETS--100%.................................................          $ 351,970,858
                                                                                                   ==============

----------
*     Using the higher of Standard & Poor's or Moody's rating.

**    Private placements restricted as to resale.

+ (Partial) principal amount pledged as collateral for reverse repurchase agreements.

++ Entire principal amount pledged as collateral for reverse repurchase agreements.

@@    (Partial) principal amount pledged as collateral for futures transactions.

@@@   Illiquid securities representing .9% of portfolio assets.

--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
ARM   -- Adjustable Rate Mortgage.
CMO   -- Collateralized Mortgage Obligation.
G.O.  -- General Obligation Bond.
I     -- Denotes a CMO with interest only characteristics.
I/O   -- Interest Only.
LIBOR -- London Interbank Offer Rate
P     -- Denotes a CMO with Principal only characteristics.
P/O   -- Principal Only.
REMIC -- Real Estate Mortgage Investment Conduit.
TBA   -- To be allocated.
--------------------------------------------------------------------------------

                       See notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $492,754,807)
  (Note 1) .................................................      $ 498,742,752
Deposit with brokers as collateral for investments
  sold short (Note 1) ......................................        116,563,447
Receivable for investments sold ............................         14,511,604
Interest receivable ........................................          6,468,871
Unrealized appreciation on interest rate swaps
  (Note 1 and 3) ...........................................            326,625
Interest rate cap, at value (amortized cost $808,649)
  (Note 1 and 3) ...........................................            227,240
                                                                  -------------
                                                                    636,840,539
                                                                  -------------
Liabilities
Bank overdraft .............................................            137,314
Payable for investments purchased ..........................        107,494,848
Reverse repurchase agreements (Note 4) .....................        105,868,750
Investment sold short, at value
  (proceeds $65,711,718) (Note 1) ..........................         66,543,750
Swap option written, at value
  (premium received $490,000) (Note 1) .....................          1,776,320
Dividends payable ..........................................          1,687,153
Interest payable ...........................................            770,931
Investment advisory fee payable (Note 2) ...................            182,807
Due to broker-variation margin .............................             83,921
Administration fee payable (Note 2) ........................             36,561
Other accrued expenses .....................................            287,326
                                                                  -------------
                                                                    284,869,681
                                                                  -------------
Net Assets .................................................      $ 351,970,858
                                                                  =============
Net assets were comprised of:
  Common stock, at par (Note 5) ............................      $     368,106
  Paid-in capital in excess of par .........................        344,345,594
                                                                  -------------
                                                                    344,713,700
  Undistributed net investment income ......................          6,973,162
  Accumulated net realized loss ............................         (3,246,893)
  Net unrealized appreciation ..............................          3,530,889
                                                                  -------------
  Net assets, December 31, 1998 ............................      $ 351,970,858
                                                                  =============
  Net asset value per share:
    ($351,970,858/36,810,639 shares of
    common stock issued and outstanding) ...................      $        9.56
                                                                  =============

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Operations
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Net Investment Income

Income
  Interest earned (net of premium amortization
    of $3,513,666 and interest expense of $7,566,564) ........     $ 27,460,272
                                                                   ------------
Operating Expenses
  Investment advisory ........................................        2,128,764
  Administration .............................................          425,753
  Reports to shareholders ....................................           95,000
  Custodian ..................................................           89,500
  Directors ..................................................           80,000
  Audit ......................................................           38,000
  Transfer agent .............................................           23,000
  Legal ......................................................           15,000
  Miscellaneous ..............................................           97,919
                                                                   ------------
    Total operating expenses .................................        2,992,936
                                                                   ------------
  Net investment income before excise tax ....................       24,467,336
  Excise tax .................................................           98,350
                                                                   ------------
  Net investment income ......................................       24,368,986
                                                                   ------------
Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Net realized gain (loss) on:
  Investments ................................................        1,095,663
  Written options ............................................       (1,666,094)
  Short sales ................................................        1,948,737
  Futures ....................................................        5,849,852
                                                                   ------------
                                                                      7,228,158
                                                                   ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ................................................       (5,370,958)
  Short sales ................................................            2,331
  Interest rate caps .........................................         (192,091)
  Interest rate swaps ........................................          347,537
  Written options ............................................       (1,316,920)
  Futures ....................................................          151,445
                                                                   ------------
                                                                     (6,378,656)
                                                                   ------------
Net gain on investments ......................................          849,502
                                                                   ------------
Net Increase In Net Assets
  Resulting from Operations ..................................     $ 25,218,488
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statement of Cash Flows
Year Ended December 31, 1998
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows provided by operating activities:
  Interest received .......................................       $  37,986,685
  Operating expenses and excise taxes paid ................          (3,149,418)
  Interest expense paid ...................................          (8,040,826)
  Purchase of short-term
    portfolio investments including
      options, net ........................................         (15,157,443)
  Purchase of long-term portfolio investments .............        (467,935,567)
  Proceeds from disposition of long-term
    portfolio investments .................................         507,336,881
  Variation margin on futures .............................           6,007,235
  Other assets ............................................              49,740
                                                                  -------------
  Net cash flows provided by operating
    activities ............................................          57,097,287
                                                                  -------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements ...............         (37,079,000)
  Cash dividends paid .....................................         (20,245,529)
                                                                  -------------
  Net cash flows used for financing activities ............         (57,324,529)
                                                                  -------------
Net decrease in cash ......................................            (227,242)
Cash at beginning of year .................................              89,928
                                                                  -------------
Cash at end of year .......................................       $    (137,314)
                                                                  =============
Reconciliation of Net Increase in Net
Assets Resulting from Operations to
Net Cash Flows Provided by Operating Activities
Net increase in net assets resulting from
  operations ..............................................       $  25,218,488
                                                                  -------------
Decrease in investments ...................................          16,500,406
Net realized loss .........................................          (7,228,158)
Decrease in unrealized appreciation .......................           6,378,656
Decrease in depreciation of interest rate swaps ...........             (20,912)
Decrease in interest receivable ...........................            (568,976)
Decrease in receivable for investments sold ...............         (14,501,703)
Increase in deposits with brokers for
  investments sold short ..................................        (104,766,017)
Increase in investments sold short ........................          55,416,145
Increase in swap option written ...........................           1,034,420
Increase in interest rate cap .............................             449,870
Decrease in other assets ..................................              49,740
Increase in payable for investments purchased .............          80,000,286
Decrease in due to broker-variation margin ................              (5,938)
Decrease in interest payable ..............................            (474,262)
Increase in unrealized appreciation
  on interest rate swap ...................................            (326,625)
Decrease in other accrued expenses ........................             (58,133)
                                                                  -------------
 Total adjustments ........................................          31,878,799
                                                                  -------------
Net cash flows provided by operating activities ...........       $  57,097,287
                                                                  =============

--------------------------------------------------------------------------------
The BlackRock Investment
Quality Term Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

                                                  Year Ended December 31,
                                                1998                  1997
                                            -------------         -------------
Increase (Decrease) in
  Net Assets
Operations:
  Net investment income ............        $  24,368,986         $  23,792,454
  Net realized gain on
    investments ....................            7,228,158               680,436
  Net change in unrealized
    appreciation
    on investments .................           (6,378,656)           10,599,180
                                            -------------         -------------
  Net increase in net assets
    resulting from
    operations .....................           25,218,488            35,072,070
  Dividends from net
    investment income ..............          (20,245,529)          (22,853,156)
                                            -------------         -------------
  Total increase ...................            4,972,959            12,218,914

Net Assets
Beginning of year ..................          346,997,899           334,778,985
                                            -------------         -------------
End of year ........................        $ 351,970,858         $ 346,997,899
                                            =============         =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                              Year Ended December 31,
                                                           ----------------------------------------------------------------
                                                             1998          1997          1996          1995          1994
                                                           --------      --------      --------      --------      --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ....................    $   9.43      $   9.09      $   9.50      $   8.21      $   9.47
                                                           --------      --------      --------      --------      --------
  Net investment income (net of interest expense of
    $0.21, $0.21, $0.17, $0.23 and $0.17, respectively)        0.66          0.65          0.60          0.62           .62
  Net realized and unrealized gain (loss) .............        0.02          0.31         (0.46)         1.31         (1.16)
                                                           --------      --------      --------      --------      --------
Net increase (decrease) from investment operations ....        0.68          0.96          0.18          1.91         (0.54)
                                                           --------      --------      --------      --------      --------
Dividends from net investment income ..................       (0.55)        (0.62)        (0.59)        (0.60)        (0.68)
Distributions in excess of net investment income ......          --            --            --         (0.02)        (0.04)
                                                           --------      --------      --------      --------      --------
Total dividends and distributions .....................       (0.55)        (0.62)        (0.59)        (0.62)        (0.72)
                                                           --------      --------      --------      --------      --------
Net asset value, end of year* .........................    $   9.56      $   9.43      $   9.09      $   9.50      $   8.21
                                                           ========      ========      ========      ========      ========
Market value, end of year* ............................    $   8.81      $   8.38      $   7.63      $   7.88      $   7.00
                                                           ========      ========      ========      ========      ========
TOTAL INVESTMENT RETURN+ ..............................       11.50%        18.58%         4.58%        21.91%       (18.10%)
                                                           ========      ========      ========      ========      ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses# ...................................        0.85%         0.89%         0.91%         0.92%         0.93%
Net investment income .................................        6.89%         6.98%         7.03%         6.76%         7.10%

SUPPLEMENTAL DATA:
Average net assets (in thousands) .....................    $353,745      $341,607      $332,778      $328,950      $320,366
Portfolio turnover ....................................         106%          135%          221%          160%          111%
Net assets, end of year (in thousands) ................    $351,971      $346,998      $334,779      $349,862      $302,147
Reverse repurchase agreements outstanding,
  end of year (in thousands) ..........................    $105,869      $142,948      $ 96,846      $112,007      $149,800
Asset coverage++ ......................................    $  4,325      $  3,427      $  4,457      $  4,124      $  3,017

----------
* Net asset value and market value are published in The Wall Street Journal each Monday.

# The ratios of operating expenses, including interest expense, to average net assets were 2.99%, 3.15%, 2.83%, 3.44% and 2.84% for the years indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.01%, 3.15%, 2.83%, 3.44% and 2.85% for the years indicated above, respectively.

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.

++    Per $1,000 of reverse repurchase agreements outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Investment Quality Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Organization & Accounting Policies

The BlackRock Investment Quality Term Trust Inc. (the Trust"), a Maryland corporation, is a diversified, closed-end management investment company. The Trust's investment objective is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about December 31, 2004 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

      Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less. Short-term securities with a term to maturity greater than 60 days from the date of purchase are valued at current market quotations until maturity.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or pur-chases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Interest Rate Swaps: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust does not anticipate non-performance by any counterparty.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non--performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

      Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

      The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

      Swap options may be used by the Trust to manage the duration of the Trust's portfolio or as part of an income producing strategy reflecting the view of the Trust's management in the direction of interest rates.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

      Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the six months ended June 30, 1998.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A.'s Statements of Position 93-2: Determination, Disclosure, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $98,350 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.12% of the Trust's average weekly net assets until December 31, 1998, 0.10% from January 1, 1999 to December 31, 2002, and 0.08% from January 1, 2003 to the termination or liquidation of the Trust.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended December 31, 1998 aggregated $547,935,853 and $529,155,434 respectively.

      The Trust may invest up to 30% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1998, the Trust held 13% of its portfolio assets in securities restricted as to resale.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc.

      The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same as for financial reporting purposes and, accordingly, net unrealized appreciation for federal income tax purposes was $5,987,945 (gross unrealized appreciation--$20,801,436; gross unrealized depreciation--$14,813,491).

      For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1998 of approximately $5,865,400 of which approximately $2,020,900 will expire in 2002 and approximately $3,844,500 will expire in 2003. Such carryforward is after utilization of approximately $9,283,000 to offset the Trust's net taxable gains recognized in the year ended December 31, 1998. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

      During the year ended December 31, 1998, the Trust entered into one financial futures contract. Details of the open contract at December 31, 1998 are as follows:

                                               Value at          Value
Number of                     Expiration        Trade          December 31,     Unrealized
Contracts       Type             Date            Date             1998         Depreciation
---------       ----          ----------       --------        -----------     ------------
   Long Positions:
   970      30 yr T-Bond       Mar. 1999     $124,031,734      $123,947,812      $(83,921)

      Details of open interest rate cap at December 31, 1998 are as follows:

  Notional         .                                                          Value at
   Amount        Floating            Fixed       Termination    Amortized      Dec. 31,     Unrealized
   (000)           Rate              Rate           Date          Cost          1998       Depreciation
   ------        --------            -----       -----------    ---------      --------     ----------
  $40,000      3 month LIBOR         6.00%         2/19/02      $808,649      $227,240      $(581,409)

      Details of open interest rate swaps at December 31, 1998 are as follows:

Current
Notional                          Floating/                                         Unrealized
 Amount                             Fixed                         Termination      Appreciation
 (000)            Type               Rate         Floating Rate      Date         (Depreciation)
 -------          ----            ---------       -------------   -----------      -----------
$145,500      Interest Rate          6.37%         3 Mo. LIBOR      7/27/00        $ 5,291,384
  20,000      Floating Rate      3 Mo. T-Bill      3 Mo. LIBOR      9/10/03            (76,665)
                                    +80.25
20,000        Floating Rate      3 Mo. T-Bill      3 Mo. LIBOR      9/10/03            (96,000)
                                    +81.75
(100,000)     Interest Rate          6.42%         3 Mo. LIBOR      7/27/01         (4,792,094)
                                                                                   -----------
                                                                                   $   326,625
                                                                                   ===========

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender, the value of which at least equals the principal amount of the reverse repurchase transactions including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the 12 months ended December 31, 1998 was approximately $132,143,200 at a weighted average interest rate of approximately 4.96%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the period was $173,875,499 as of November 30, 1998, which was 32.3% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

      The average monthly balance of dollar rolls outstanding during the year ended December 31, 1998 was approximately $70,450,221. The maximum amount of dollar rolls outstanding at any month-end during the year was $109,682,135 as of January 31, 1998, which was 13.35% of total assets.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 36,810,639 shares outstanding at December 31, 1998, the Adviser owned 10,639 shares.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock Investment Quality Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities of The BlackRock Investment Quality Term Trust Inc., including the portfolio of investments, as of December 31, 1998, and the related statements of operations and of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Investment Quality Term Trust Inc. as of December 31, 1998, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

New York, New York
February 12, 1999

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1998.

      During the fiscal year ended December 31, 1998, the Trust paid dividends of $0.55 per share from net investment income taxable as 1998 income to shareholders of record from January 1 to December 31, 1998. For Federal income tax purposes, the dividends you received are reportable in your 1998 federal income tax return as ordinary income. In addition, as part of the Trust's annual tax planning strategy, the monthly distribution payable January 30, 1999 will be taxed as 1998 income. This dividend shift will bring the number of distributions taxable in 1998 to twelve. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      We are required by Massachusetts, Missouri, and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 21.88% of the dividends paid from ordinary income in the fiscal year ended December 31, 1998 qualify for each of these states' tax exclusion.

      For the purpose of preparing your 1998 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1999.

--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Year 2000 Readiness Disclosure. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

      The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it intends to communicate with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date, however, the Adviser has not received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

      The Trust is designating this disclosure as its Year 2000 readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The BlackRock Investment Quality Term Trust Inc.'s investment objective is to manage a portfolio of investment grade fixed income securities that will return $10 per share (the initial public offering price per share) to investors on or about December 31, 2004 while providing high monthly income.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $132 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash any may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $24 billion family of open-end equity and bond funds. Current institutional clients number 425, domiciled in the United States and overseas.

What Can the Trust Invest In?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

What is the Adviser's Investment Strategy?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 2004. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 331/3% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial adviser. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank & Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial adviser to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Interest-Only Securities (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Corporate Debt Securities. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Zero Coupon Securities. Such securities receive no cash flows prior to maturity, therefore interim price movements on these securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S Securities. The Trust may invest less than 10% of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                THE BLACKROCK INVESTMENT QUALITY TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-
Backed Securities (ARMs):           Mortgage instruments with interest rates
                                    that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes.
                                    ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:            Securities backed by various types of
                                    receivables such as automobile and credit card receivables.

Closed-End Fund:                    Investment vehicle which initially offers a
                                    fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Collateralized
Mortgage Obligations (CMOs):        Mortgage-backed securities which separate
                                    mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

Commercial Mortgage
Backed Securities (CMBS):           Mortgage-backed securities secured or backed
                                    by mortgage loans on commercial properties.

Discount:                           When a fund's net asset value is greater
                                    than its stock price the fund is said to be trading at a discount.

Dividend:                           This is income generated by securities in a
                                    portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:              Shareholders may elect to have all
                                    distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:              Securities issued or guaranteed by the U.S.
                                    government, or one of its agencies or
                                    instrumentalities, such as GNMA (Government
                                    National Mortgage Association), FNMA
                                    (Federal National Mortgage Association) and
                                    FHLMC (Federal Home Loan Mortgage
                                    Corporation).

Inverse-Floating Rate
Mortgages:                          Mortgage instruments with coupons that
                                    adjust at periodic intervals according to a formula which sets inversely with a market lend interest rate index.

Interest-Only
Securities (I/O):                   Mortgage securities including CMBS that
                                    receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.

Market Price:                       Price per share of a security trading in the
                                    secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:              A mortgage dollar roll is a transaction in
                                    which the Trust sells mortgage-backed
                                    securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date.
                                    During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:             Mortgage-backed securities issued by Fannie
                                    Mae, Freddie Mac or Ginnie Mae.

Multiple-Class
Pass-Throughs:                      Collateralized Mortgage Obligations.

Net Asset Value (NAV):              Net asset value is the total market value of
                                    all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal on
                                    Monday.

Principal-Only
Securities (P/O):                   Mortgage securities that receive only the
                                    principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIPS.

Project Loans:                      Mortgages for multi-family, low- to
                                    middle-income housing.

Premium: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                          Securities issued in connection with
                                    collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase
Agreements:                         In a reverse repurchase agreement, the Trust
                                    sells securities and agrees to repurchase them at a mutually agreed date and price.
                                    During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

Stripped Mortgage-Backed
Securities:                         Arrangements in which a pool of assets is
                                    separated into two classes that receive
                                    different proportions of the interest and principal distributions from underlying mortgage-backed securities. IO's and PO's are examples of strips.

---------
BlackRock
---------

Directors

Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

Officers

Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser

BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator

Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent

State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors

Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

           This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                            The BlackRock Investment
                             Quality Term Trust Inc.
                 c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 07102-4077
                                 (800) 227-7BFM

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